================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: October 3, 2001
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




              Delaware                               1-8606                                23-2259884
          (State or other                   (Commission File Number)                    (I.R.S. Employer
  jurisdiction of incorporation)                                                      Identification No.)


      1095 Avenue of the Americas,
            New York, New York                                                                10036
   (Address of principal executive offices)                                                 (Zip Code)


       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)




================================================================================

Item 5.  Other Events.


Attached as Exhibit 99 is a press release issued by the Company in connection with a presentation by Ivan Seidenberg, President and co-Chief Executive Officer at the Goldman Sachs Communacopia X Conference. Mr. Seidenberg indicated that the Company was on track to be close to its guidance for third quarter financial results. However, he said that the Company was continuing to assess the effects of the recent terrorist attacks and that the events could result in an impact of approximately two cents per share in the third and in the fourth quarter. Mr. Seidenberg stated that revenue is on track to hit the targeted growth rate of 5% for the year. The Company plans to release third quarter results on October 30, 2001.

           Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K/A contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: materially adverse changes in economic conditions in the markets served by us or by companies in which we have substantial investments; material changes in available technology; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations; the final outcome of federal, state, and local regulatory initiatives and proceedings, including arbitration proceedings, and judicial review of those initiatives and proceedings, pertaining to, among other matters, the terms of interconnection, access charges, universal service, and unbundled network element and resale rates; the extent, timing, success, and overall effects of competition from others in the local telephone and toll service markets; the timing and profitability of our entry into the in-region long-distance market; our ability to combine former Bell Atlantic and GTE operations, satisfy regulatory conditions and obtain revenue enhancements and cost savings; the profitability of our entry into the broadband access market; the ability of Verizon Wireless to combine operations and achieve revenue enhancements and cost savings, and obtain sufficient spectrum resources; our ability to convert our ownership interest in Genuity Inc. into a controlling interest consistent with regulatory conditions, and Genuity's ensuing profitability; and changes in our accounting assumptions that may be required by regulatory agencies, including the SEC, or that result from changes in the accounting rules or their application, which could result in an impact on earnings.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99 Press release dated October 3, 2001, issued by Verizon Communications Inc.











                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             Verizon Communications Inc.
                                       ----------------------------------------
                                                    (Registrant)

Date:       October 4, 2001                    /s/ Lawrence R. Whitman
     ------------------------------    ----------------------------------------
                                       Lawrence R. Whitman
                                       Senior Vice President and Controller

                                  EXHIBIT INDEX


       Exhibit
       Number     Description
       ------     -----------

         99       Press release dated October 3, 2001, issued by Verizon
                  Communications Inc.